Exhibit 99.1

For more information contact Media: John Sousa Phone 713.619.5143 Investors: Philip Holder Phone 713.207.6500

FOR IMMEDIATE RELEASE

CenterPoint Energy announces its support of the proposed merger between Enable Midstream Partners, LP and Energy Transfer LP

•	CenterPoint Energy’s full attention remains on the unprecedented winter weather that is impacting our region and our customers

•	All of Enable’s limited partner units and general partner interest will be acquired by Energy Transfer

•	CenterPoint Energy to receive 6.5% percent interest in Energy Transfer and $5 million in cash in exchange for its Enable common units and general partner interest, respectively

•

CenterPoint Energy to exchange its approximately $363 million holding in Enable Midstream Partners, LP Series A Non-Cumulative Preferred into approximately $385 million Energy Transfer Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred units representing a 6% premium to par value

•	Transaction supports CenterPoint Energy’s guidance basis utility EPS growth target of 6%—8%, annual rate base growth of 10%, and 2021 guidance basis utility EPS target of $1.23—$1.25

•	Transaction aligns with CenterPoint Energy’s goal to eventually eliminate exposure to the midstream industry, while focusing on the growth of its premium utility businesses

Houston – Feb. 16, 2021—CenterPoint Energy, Inc. (NYSE: CNP) today announced support for the merger between Enable Midstream Partners, LP (NYSE: ENBL) and Energy Transfer LP (NYSE: ET), which will result in an exchange of its investment in Enable Midstream Partners, LP in an at market, unit-for-unit transaction. CenterPoint Energy currently owns 53.7 percent of the common units representing limited partner interests in Enable, a publicly traded master limited partnership that owns, operates and develops strategically located natural gas and crude oil infrastructure assets.

At closing, Energy Transfer will acquire 100% of Enable’s outstanding equity interests, resulting in the exchange of CenterPoint Energy’s Enable common units at the transaction exchange ratio of 0.8595x Energy Transfer common units for each Enable common unit. CenterPoint Energy will also receive $5 million in cash in exchange for its Enable general partner interest and approximately $385 million of Energy Transfer Series G Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred units in exchange for $363 million of Enable Series A Fixed-to-Floating Non-Cumulative Redeemable Perpetual Preferred units owned by CenterPoint Energy. CenterPoint Energy is under no obligation to retain the

Energy Transfer common or preferred units issued by Energy Transfer after transaction close. Upon the consummation of the transaction, the partnership agreements between CenterPoint Energy and OGE will terminate, and CenterPoint Energy will pay $30 million to OGE. CenterPoint Energy expects its total transaction related expenses to be $45 million, which is inclusive of legal, financial advisory, and the $30 million payment.

“I could not be more excited to share this announcement today. This transaction aligns with our new long-term growth strategy and gives us the ability to accelerate our transition to a fully regulated business. We are now on an accelerated path to reducing our exposure to the volatility of the midstream industry, while supporting our ability to deliver utility guidance basis earnings per share growth of 6%-8% and grow annual rate base at 10%. This transaction will support our previously announced 2021 guidance basis utility EPS range of $1.23—$1.25,” said President and CEO Dave Lesar. “As I shared during our Investor Day, our path to eliminating midstream exposure would be achieved by using a disciplined financial approach. The transaction with Energy Transfer will position us well to execute on that objective by putting us in a more secure and liquid security. Energy Transfer’s scale and desirable portfolio of take-or-pay contracts will be credit accretive for CenterPoint Energy and de-risk any future distribution yield as we exit midstream. Additionally, we believe that the termination of our partnership will provide us with more autonomy to exit midstream with better economics and at a faster pace, which will benefit our shareholders.”

Lesar added, “We are committed to delivering on a growth strategy that prioritizes investments in our premium, core regulated utility businesses that will make up more than 90% of our earnings as we take steps to exit midstream. Our strategy also supports a transition to a cleaner energy future that will drive industry-leading growth. We believe our strategy will enable us to grow our utilities and maximize the advantages of this growth for our stakeholders. We look forward to announcing our 2020 fourth-quarter and year-end financial results during our earnings call on February 25th.”

The transaction is expected to be completed in the second half of 2021, subject to customary closing conditions, including Hart-Scott-Rodino antitrust clearance.

The proposed merger between Energy Transfer and Enable has been in the works for some time and has not impacted the efforts of CenterPoint to quickly restore power to the regions it serves. Please refer to our weather and restoration related updates as they become available.

J.P. Morgan Securities LLC served as CenterPoint Energy’s financial advisor. Baker Botts L.L.P. and Wachtell, Lipton, Rosen & Katz served as CenterPoint Energy’s legal advisors.

About CenterPoint Energy, Inc.

As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Arkansas, Indiana, Louisiana, Minnesota, Mississippi, Ohio, Oklahoma and Texas. As of December 31, 2020, the company owned approximately $33 billion in assets and also owned 53.7 percent of the common units representing limited partner interests in Enable Midstream Partners, LP, a publicly traded master limited partnership that owns, operates and develops strategically located natural gas and crude oil infrastructure assets. With approximately 9,500 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com.

About Enable Midstream Partners, LP

Enable owns, operates and develops strategically located natural gas and crude oil infrastructure assets. Enable’s assets include approximately 14,000 miles of natural gas, crude oil, condensate and produced water gathering pipelines, approximately 2.6 Bcf/d of natural gas processing capacity, approximately 7,800 miles of interstate pipelines (including Southeast Supply Header, LLC of which Enable owns 50%), approximately 2,200 miles of intrastate pipelines and seven natural gas storage facilities comprising 84.5 billion cubic feet of storage capacity. For more information, visit https://enablemidstream.com.

About Energy Transfer LP

Energy Transfer LP owns and operates one of the largest and most diversified portfolios of energy assets in the United States, with a strategic footprint in all of the major domestic production basins. ET is a publicly traded limited partnership with core operations that include complementary natural gas midstream, intrastate and interstate transportation and storage assets; crude oil, natural gas liquids (NGL) and refined product transportation and terminalling assets; NGL fractionation; and various acquisition and marketing assets. ET, through its ownership of Energy Transfer Operating, L.P., also owns Lake Charles LNG Company, as well as the general partner interests, the incentive distribution rights and 28.5 million common units of Sunoco LP, and the general partner interests and 46.1 million common units of USA Compression Partners, LP. For more information, visit the Energy Transfer website at energytransfer.com.

Use of Non-GAAP Measures

As included in this press release, guidance basis utility earnings per share (“Utility EPS”) is not a generally accepted accounting principles (“GAAP”) financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Utility EPS guidance range reflects dilution and earnings as if the Company’s Series B Preferred Stock converted on their mandatory conversion date. Utility EPS guidance range considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, regulatory and judicial proceedings. In addition, the Utility EPS guidance range assumes a continued re-opening of the economy in CenterPoint Energy’s service territories throughout 2021. To the extent actual results deviate from these assumptions, the Utility EPS guidance range may not be met and our projected annual Utility EPS growth rate range may change. Utility EPS includes an allocation of corporate overhead based upon our Utility segments relative earnings contribution. Corporate overhead consists primarily of interest expense, preferred stock dividend requirements and other items directly attributable to the parent along with associated income taxes, and considers certain significant variables that may impact earnings. Utility EPS excludes (a) earnings or losses from the change in value of the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities, (b) certain expenses associated with merger integration, and (c) Midstream Investments, including income from the Enable preferred units and a corresponding amount of debt in addition to an associated allocation of corporate overhead based on relative earnings contribution. Utility EPS guidance also does not include other potential impacts, such as changes in accounting standards, impairments or unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking Utility EPS because changes in the value of ZENS and related securities, future impairments and other unusual items are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. Management evaluates CenterPoint Energy’s financial performance in part based on Utility EPS. Management believes that presenting this non-GAAP financial measure enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in this non-GAAP financial measure exclude items that Management believes does not most accurately reflect the Company’s fundamental business performance. CenterPoint Energy’s Utility EPS non-GAAP financial measure should be considered as a supplement to, and not as a substitute for, or superior to, diluted earnings per share, which is the most directly comparable GAAP financial measure. This non-GAAP financial measure also may be different than non-GAAP financial measures used by other companies

The statements in this press release contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this press release are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the consideration CenterPoint Energy expects to receive for its interests in Enable Midstream Partners, LP and Enable GP, LLC, transaction related expenses, expectations on reducing and minimizing CenterPoint’s exposure to the midstream industry, focus on growth of its utility businesses, long-term growth strategy and investment plan, CenterPoint Energy’s guidance basis utility earnings per share and guidance basis utility earnings per share growth target, rate base growth rate, the credit accretive nature of the transaction, the liquidity and risks of Energy Transfer LP common units and preferred units, and the anticipated closing date of the merger between Enable and Energy Transfer. Each forward-looking statement contained in this press release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the benefits of the proposed transaction, (2) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period and the receipt of any consents, waivers or approvals required to be obtained pursuant to applicable antitrust laws, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions may not be satisfied, (5) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (6) the timing to consummate the proposed transactions, (7) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (8) the diversion of management time and attention on the proposed transactions and (9) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission (SEC).

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed merger between Enable Midstream Partners, LP (“Enable”) and a subsidiary of Energy Transfer LP (“Energy Transfer”), Energy Transfer will file with the SEC a registration statement on Form S-4, which will include a prospectus of Energy Transfer and a consent solicitation statement of Enable. Energy Transfer and Enable will also file other documents with the SEC regarding the proposed merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/prospectus will be mailed to the unitholders of Enable. INVESTORS AND UNITHOLDERS OF ENABLE ARE URGED TO

READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and unitholders will be able to obtain free copies of the consent solicitation statement/prospectus and other documents containing important information about Energy Transfer and Enable once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer and Enable will be available free of charge on their respective internet websites at https://www.energytransfer.com/ and https://www.enablemidstream.com/ or by contacting their respective Investor Relations departments at 214-981-0795 (for Energy Transfer) or 405-558-4600 (for Enable).

Participants in the Solicitation

CenterPoint Energy, Energy Transfer, Enable and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Enable in connection with the proposed merger. Information about (i) the directors and executive officers of CenterPoint Energy is set forth in CenterPoint Energy’s Definitive Proxy Statement on Schedule 14A which was filed with the SEC on March 13, 2020 and CenterPoint Energy’s Annual Report on Form 10-K which was filed with the Commission on February 27, 2020, respectively, (ii) the directors and executive officers of Energy Transfer is set forth in Energy Transfer’s Annual Report on Form 10-K which was filed with the SEC on February 21, 2020 and (iii) the directors and executive officers of Enable is set forth in Enable’s Annual Report on Form 10-K which was filed with the SEC on February 19, 2020, in each case, as may be updated from time to time by Current Reports on Form 8-K, statements of changes in beneficial ownership and other filings with the SEC. Other information regarding certain participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.